UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2010

FEDERAL HOME LOAN BANK OF SEATTLE

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800 Seattle, WA		98101-1693
(Address of principal executive offices)		(Zip Code)

(206) 340-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 25, 2010, the Federal Home Loan Bank of Seattle (the “Seattle Bank”) entered into a Stipulation and Consent to the Issuance of a Consent Order dated October 25, 2010 (the “Stipulation and Consent”) with the Federal Housing Finance Agency (the “Finance Agency”), relating to the Consent Order dated October 25, 2010 issued by the Finance Agency to the Seattle Bank (the “Consent Order” and with the Stipulation and Consent, the “Consents”). The Stipulation and Consent provides that the Seattle Bank agrees that the Consent Order is effective upon issuance, with the Consent Order requiring the Seattle Bank to take certain specified actions set forth in such order as further discussed below. The Consents and related understandings with the Finance Agency constitute the Seattle Bank’s capital restoration plan and fulfill the Finance Agency’s April 19, 2010 request of the Seattle Bank for a business plan.

The Consents provide that following a stabilization period (from the date of the Consent Order through the filing of the Seattle Bank’s second quarter 2011 Quarterly Report on Form 10-Q with the Securities and Exchange Commission (the “SEC”)), once the Seattle Bank reaches and maintains certain thresholds, the Seattle Bank may begin repurchasing member capital stock at par. After the Seattle Bank achieves and maintains certain other financial and operational metrics, remediates certain concerns identified below, and returns to a “safe and sound” condition as determined by the Finance Agency, the Seattle Bank may again be in position to redeem certain capital stock from members and begin paying dividends. Currently, the Finance Agency still deems the Seattle Bank “undercapitalized” under the Finance Agency’s Prompt Corrective Action rule.

The Consent Order provides:

•	Oversight – The Board of Directors of the Seattle Bank (the “Board”) will monitor the Seattle Bank’s adherence to the Consent Order and provide related reports to the Finance Agency as requested.

•

Asset Improvement Program – The Seattle Bank may not resume purchasing mortgage loans under the Seattle Bank’s Mortgage Purchase Program, which program the Seattle Bank began exiting in 2005. In addition, the Seattle Bank must submit to the Finance Agency, and implement once approved by the Finance Agency, plans relating to: (1) mitigating risk relating to potential further declines in the credit quality of the Seattle Bank’s private label securities portfolio; (2) increasing advances as a percentage of Seattle Bank assets satisfying requirements the Finance Agency may provide; and (3) collateral risk management policies satisfying requirements the Finance Agency may provide.

•

Capital Adequacy and Retained Earnings – The Seattle Bank must submit to the Finance Agency for review and approval a capital stock repurchase plan consistent with guidance the Finance Agency may provide. In addition, the Seattle Bank will not resume capital stock repurchases or redemptions without prior written approval of the Acting Director of the Finance Agency. Further, the Seattle Bank will not pay dividends except upon compliance with capital restoration and retained earnings plans approved by the Finance Agency and prior written approval of the Finance Agency.

•

Risk Management – Within 45 days of the Consent Order, the Board must engage an independent consultant to evaluate the Seattle Bank’s credit risk management, which consultant and the scope of which engagement must be acceptable to the Finance Agency. The consultant’s report must be provided to the Board and the Finance Agency within 90 days of the consultant’s engagement.

•

Senior Management – The Seattle Bank will not take personnel action regarding compensation or material change to the duties and responsibilities of senior management without consultation with and non-objection from the Finance Agency.

•

Remediation of Examination Findings – The Seattle Bank will remediate the findings of the Finance Agency’s 2010 Report of Examination, pursuant to an examination remediation plan approved by the Finance Agency.

•

Compensation Practices – The Seattle Bank will not pay executive officers any incentive-based compensation awards without the Finance Agency’s prior written approval. Further, the Seattle Bank will develop and submit to the Finance Agency for review and approval, and implement following Finance Agency approval, a revised executive incentive compensation plan satisfying requirements the Finance Agency may provide.

•	Information Technology – The Seattle Bank will develop an enterprise-wide information technology policy satisfying requirements the Finance Agency may provide.

The Consent Order will remain in effect until modified or terminated by the Finance Agency.

The foregoing descriptions of the Consents are qualified in their entirety by reference to the full text of such documents, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report contains forward-looking statements which are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terminology, such as, among others, “expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on those terms. Forward-looking statements are subject to known and unknown risks and uncertainties. Actual results and actions, including those relating to the Consents and the Seattle Bank’s ability to adhere to their requirements, may differ materially from that expected or implied in forward-looking statements, because of many factors. Such factors may include, but are not limited to, changes in general economic and market conditions (including effects on, among other things, mortgage-related securities), the Seattle Bank’s ability to meet adequate capital levels, regulatory and legislative actions and approvals (including those of the Finance Agency), business and capital plan adjustments and amendments, demand for advances, changes in the Seattle Bank’s management and Board, competitive pressure from other Federal Home Loan Banks and alternative funding sources, interest-rate volatility, shifts in demand for our products and consolidated obligations, changes in projected business volumes, our ability to appropriately manage our cost of funds, the cost-effectiveness of our funding, changes in our membership profile or the withdrawal of one or more large members, hedging and asset-liability management activities, and accounting adjustments or requirements (including changes in assumptions and estimates used in our financial models). Additional factors are discussed in the Seattle Bank’s Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent Quarterly Reports on Form 10-Q filed with the SEC. The Seattle Bank does not undertake to update any forward-looking statements made in this announcement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Stipulation and Consent to the Issuance of a Consent Order dated October 25, 2010, executed by the Federal Home Loan Bank of Seattle and the Federal Housing Finance Agency

10.2	Consent Order dated October 25, 2010 issued by the Federal Housing Finance Agency to the Federal Home Loan Bank of Seattle

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: October 25, 2010	By:	/s/ Steven R. Horton
	Name:	Steven R. Horton
	Title:	Acting President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Stipulation and Consent to the Issuance of a Consent Order dated October 25, 2010, executed by the Federal Home Loan Bank of Seattle and the Federal Housing Finance Agency

10.2	Consent Order dated October 25, 2010 issued by the Federal Housing Finance Agency to the Federal Home Loan Bank of Seattle

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